10.1 Pooling and Servicing Agreement dated as of December 1, 1990, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee. Filed on Registration No. 33-36767.

10.2 Purchase Agreement dated as of December 1, 1990, between the Corporation and Navistar Financial Securities Corporation, as Purchaser, with respect to the Dealer Note Trust 1990. Filed on Registration No. 33-36767.

10.3 Master Inter-company Agreement dated as of April 26, 1993, between the Corporation and Transportation. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

10.4 Inter-company Purchase Agreement dated as of April 26, 1993, between the Corporation and Truck Retail Instalment Paper Corp. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

10.5 Purchase Agreement dated as of May 3, 1994, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

                         NAVISTAR FINANCIAL CORPORATION
                                AND SUBSIDIARIES


                                INDEX TO EXHIBITS


10.6 Pooling and Servicing Agreement dated as of May 3, 1994, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-A Owner Trust, as Issuer. Filed on Registration No. 33-50291.

10.7 Trust Agreement dated as of May 3, 1994, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

10.8 Indenture dated as of May 3, 1994, between Navistar Financial 1994-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

10.9 Purchase Agreement dated as of August 3, 1994, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.10 Pooling and Servicing Agreement dated as of August 3, 1994, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1994-B Owner Trust, as Issuer. Filed on Registration No. 33-50291.

10.11 Trust Agreement dated as of August 3, 1994, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.12 Indenture dated as of August 3, 1994, between Navistar Financial 1994-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

10.13 Amended and Restated Credit Agreement dated as of November 4, 1994, among the Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.14 Liquidity Agreement dated as of November 7, 1994, among NFC Asset Trust, as Borrower, hemical Bank, Bank of America Illinois, The Bank of Nova Scotia, and Morgan Guaranty Trust Company of New York, as Co-Arrangers, and Chemical Bank, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

                         NAVISTAR FINANCIAL CORPORATION
                                AND SUBSIDIARIES


                                INDEX TO EXHIBITS


10.15 Appendix A to Liquidity Agreement at Exhibit 10.20. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.16 Collateral Trust Agreement dated as of November 7, 1994, between NFC Asset Trust and Bankers Trust Company, as Trustee. Filed on Form 8-K dated November 4, 1994. Commission File No.1-4146-1.

10.17 Administration Agreement dated as of November 7, 1994, between NFC Asset Trust and the Corporation, as Administrator. Filed on Form 8-K dated November 4, 1994. Commission File No.1-4146-1.

10.18  Trust  Agreement  dated as of  November  7, 1994,  between  Truck  Retail
       Instalment Paper Corp., as Depositor, and Chemical Bank Delaware, as Owner Trustee. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.19  Servicing   Agreement   dated  as  of  November  7,  1994,   between  the
       Corporation, as Servicer, and Truck Retail Instalment Paper Corp. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.20  Servicing   Agreement   dated  as  of  November  7,  1994,   between  the
       Corporation, as Servicer, and NFC Asset Trust. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.21 Receivables Purchase Agreement dated as of November 7, 1994, between Truck Retail Instalment Paper Corp., as Seller, and NFC Asset Trust, as Purchaser. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.22  Retail  Receivables  Purchase  Agreement  dated as of  November  7, 1994,
       between  Truck  Retail   Instalment  Paper  Corp.  and  the  Corporation.
       Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.23  Lease  Receivables  Purchase  Agreement dated  as of  November  7,  1994,
       between   Truck  Retail  Instalment  Paper  Corp.   and Navistar Leasing
       Corporation. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

10.24 Purchase Agreement dated as of December 15, 1994, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

                         NAVISTAR FINANCIAL CORPORATION
                                AND SUBSIDIARIES


                                INDEX TO EXHIBITS


10.25 Pooling and Servicing Agreement dated as of December 15, 1994, among the Corporation, as Servicer, and Navistar Financial Retail Receivables
       Corporation, as Seller, and Navistar Financial 1994-C Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.26 Trust Agreement dated as of December 15, 1994, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.27 Indenture dated as of December 15, 1994, between Navista Financial 1994-C Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.

10.28 Purchase Agreement dated as of May 25, 1995, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration No. 33-55865.

10.29 Pooling and Servicing Agreement dated as of May 25, 1995, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1995-A Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.30 Trust Agreement dated as of May 25, 1995, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration No. 33-55865.

10.31 Indenture dated as of May 25, 1995, between Navistar Financial 1995-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration No. 33-55865.

10.32 Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed on Registration No. 33-87374.

10.33 Series 1995-1 Supplement to the Pooling and Servicing Agreement dated as of June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Bank of New York, as Master Trust Trustee on behalf of the Series 1995-1 Certificateholders. Filed on Registration No. 33-87374.

                         NAVISTAR FINANCIAL CORPORATION
                                AND SUBSIDIARIES


                                INDEX TO EXHIBITS


10.34 Class A-4 Supplement to the 1990 Pooling and Servicing Agreement dated June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and Chemical Bank (Successor to Manufacturers Hanover Trust Company), as Trustee. Filed on Registration No. 33-87374.

10.35 Purchase Agreement dated as of June 8, 1995, between the Corporation and Navistar Financial Securities Corporation, as Purchaser, with respect to the Dealer Note Master Trust. Filed on Registration No. 33-87374.

10.36 Purchase Agreement dated as of November 1, 1995, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865.

10.37 Pooling and Servicing Agreement dated as of November 1, 1995, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1995-B Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.38 Trust Agreement dated as of November 1, 1995, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865.

10.39 Indenture dated as of November 1, 1995, between Navistar Financial 1995-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865.

10.40 Amendment No. 1 dated as of March 29, 1996, to the Loan and Security Agreement dated as of November 7, 1994, between Truck Retail Instalment Paper Corp. ("TRIP") and NFC Asset Trust (the "Trust") filed on Form 8-K dated June 5, 1996. Commission File No. 1-4146-1.

10.41 Amendment No. 1 and Consent dated as of March 29, 1996, to the Liquidity Agreement dated as of November 7, 1994, among NFC Asset Trust, certain lenders, and Chemical Bank, as Administrative Agent for the lenders filed on Form 8-K dated June 5, 1996. Commission File No. 1-4146-1.

                         NAVISTAR FINANCIAL CORPORATION
                                AND SUBSIDIARIES


                                INDEX TO EXHIBITS



10.42 Amendment No. 2 dated as of March 29, 1996, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995, among the Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 5, 1996. Commission File No. 1-4146-1.

10.43 Purchase Agreement dated as of May 30, 1996, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1996-A Owner Trust. Filed on Registration No. 33-55865.

10.44 Pooling and Servicing Agreement dated as of May 30, 1996, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1996-A Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.45 Trust Agreement dated as of May 30, 1996, between Navistar Financial Retail Receivables Corporation, s Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1996-A Owner Trust. Filed on Registration No. 33-55865.

10.46 Indenture dated as of May 30, 1996, between Navistar Financial 1996-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-A Owner Trust. Filed on Registration No. 33-55865.

10.47 Purchase Agreement dated as of November 6, 1996, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

10.48 Pooling and Servicing Agreement dated as of November 6, 1996, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1996-B Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.49 Trust Agreement dated as of November 6, 1996, between Navistar Financial Retail Receivables Corporation, as Seller, and Chemical Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

                         NAVISTAR FINANCIAL CORPORATION
                                AND SUBSIDIARIES


                                INDEX TO EXHIBITS


10.50 Indenture dated as of November 6, 1996, between Navistar Financial 1996-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

10.51 Purchase Agreement dated as of May 7, 1997, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1997-A Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.52  Pooling  and  Servicing  Agreement  dated as of May 7,  1997,  among  the
       Corporation,   as  Servicer,   Navistar   Financial  Retail   Receivables
       Corporation, as Seller, and Navistar Financial 1997-A Owner Trust, as Issuer. Filed on Registration No. 33-55865.

10.53 Trust Agreement dated as of May 7, 1997, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1997-A Owner Trust. Filed on Registration No. 33-55865.

10.54 Indenture dated as of May 7, 1997, between Navistar Financial 1997-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1997-A Owner Trust. Filed on Registration No. 33-55865.

10.55 Amendment No. 3 dated as of May 27, 1997, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995 and Amendment No. 2 dated as of March 29, 1996, among the Corporation. Certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 17, 1997. Commission File No. 1-4146-1.

10.56 Series 1997-1 Supplement to the Pooling and Servicing Agreement dated as of August 19, 1997, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 1997-1 Certificateholders. Filed on Registration No. 333-30737.

                         NAVISTAR FINANCIAL CORPORATION
                                AND SUBSIDIARIES


                                INDEX TO EXHIBITS



10.57 Class A-5 Supplement to the 1990 Pooling and Servicing Agreement dated August 19, 1997, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee. Filed on Registration No. 333-30737.

10.58 Purchase Agreement dated as of November 5, 1997, between the Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 1997-B Owner Trust, as Issuer. Filed on Registration No. 33-64249.

10.59 Pooling and Servicing Agreement dated as of November 5, 1997, among the Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 1997-B Owner Trust, as Issuer. Filed on Registration No. 33-64249.

10.60 Trust Agreement dated as of November 5, 1997, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank Delaware, as Owner Trustee, with respect to Navistar Financial 1997-B Owner Trust. Filed on Registration No. 33-64249.

10.61 Indenture dated as of November 5, 1997, between Navistar Financial 1997-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1997-B Owner Trust. Filed on Registration No. 33-64249.

27.1 Financial Data Schedule for Article 5 of Regulation S-X, Item 601(c) for the year ended October 31, 1997.